UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): June 28, 2021

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Resignation. On June 28, 2021, Lee A. Mitchell, a director of German American Bancorp, Inc. (the “Company”), notified the Company of his decision to resign from the Board of Directors of the Company (the “Board”) effective as of June 30, 2021. Mr. Mitchell’s resignation is not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. At the direction of the Board, the Company accelerated the vesting (to such resignation date) of 789 shares of restricted stock held by Mr. Mitchell that otherwise would have vested on December 31, 2021 should certain meeting attendance requirements be met.

(d) Director Appointment. Also, on June 28, 2021, Dr. Sue Ellspermann was appointed to the Board for a term commencing on July 1, 2021 and expiring at the Company’s 2022 Annual Meeting of Shareholders, which is also the director class of which Mr. Mitchell was a member. On July 1, 2021, Dr. Ellspermann will also begin serving on the Board’s Compensation/Human Resources Committee and the Company’s Finance & Asset/Liability Management Committee.

Dr. Ellspermann serves as president of Ivy Tech Community College, the public community college system for the State of Indiana. She previously served as Indiana’s Lieutenant Governor and as a State Representative.

For her services as a director, Dr. Ellspermann will be entitled to receive the standard director cash retainer and standard meeting cash fees payable to non-employee directors of the Company, as more fully described in Exhibit 10.1 to this Form 8-K, which description is incorporated herein by reference. Other than being eligible to receive such director compensation, Dr. Ellspermann has not entered into any material plan, contract, or arrangement in connection with her appointment as a director. Further, Dr. Ellspermann is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

A copy of the Company’s press release, dated June 28, 2021, announcing the appointment of Dr. Ellspermann to the Board, is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press release, dated June 28, 2021, issued by German American Bancorp, Inc.
	10.1 *	Description of Director Compensation Arrangements for the 12 month period ending on June 30, 2022.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Compensatory plan or arrangement.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2021	By:	GERMAN AMERICAN BANCORP, INC. /s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and Chief Executive Officer